UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/27/2005

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16681	The Laclede Group, Inc. MO 720 Olive Street, Saint Louis, MO 63101 314-342-0503	74-2976504
1-1822	Laclede Gas Company MO 720 Olive Street St. Louis MO 63101 314-342-0500	43-0368139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

See Item 7.01

Item 7.01.    Regulation FD Disclosure

On October 27, 2005, the Company issued its news release announcing its earnings for the year ended September 30, 2005. The text of that release is included in Exhibit 99.1 attached to this report.

The information contained in this report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 Press release of The Laclede Group, Inc., dated October 27, 2005.

The information contained in this report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

The Laclede Group, Inc.

Date: October 27, 2005.	By:	/s/ Douglas H. Yaeger
Douglas H. Yaeger
Chairman of the Board, President and Chief Executive Officer

Laclede Gas Company

Date: October 27, 2005.	By:	/s/ Douglas H. Yaeger
Douglas H. Yaeger
Chairman of the Board, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated October 27, 2005